UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2011

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The annual shareholders meeting of the Company was held on April 19, 2011. The matters submitted to the security holders for approval included (1) setting the number of directors at eleven (11), (2) the election of eleven (11) directors, (3) the approval of a non-binding resolution approving the compensation of the named executive officers of the Company, (4) the non-binding selection of the frequency of the shareholder vote on the compensation of the named executive officers of the Company, (5) the approval of the Simmons First National Corporation Employee Stock Purchase Plan and (6) ratification of the Audit and Security Committee’s selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2011.

(b) At the annual meeting, all eleven (11) directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto.

The following table summarizes the required analysis of the voting by security holders at the annual meeting of shareholders held on April 19, 2011:

Voting of Shares

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Set number of directors at eleven (11)	14,104,100	99.7%	18,316	0.1%	25,482	0.2%	--

			Withhold		Broker
Election of Directors:	For	%	Authority	%	Non-Votes
William E. Clark, II	6,775,158	54.3%	5,703,664	45.7%	1,777,491
Steven A. Cossé	12,133,363	98.1%	237,045	1.9%	1,777,491
Edward Drilling	11,940,509	96.5%	429,899	3.5%	1,777,491
Sharon Gaber	12,242,413	99.0%	127,995	1.0%	1,777,491
Eugene Hunt	12,086,474	97.7%	283,933	2.3%	1,777,491
George A. Makris, Jr.	11,713,214	94.7%	657,193	5.3%	1,777,491
J. Thomas May	12,113,356	97.9%	257,052	2.1%	1,777,491
W. Scott McGeorge	12,087,333	97.7%	283,075	2.3%	1,777,491
Stanley E. Reed	12,086,883	97.7%	283,525	2.3%	1,777,491
Harry L. Ryburn	12,093,275	97.8%	277,133	2.2%	1,777,491
Robert L. Shoptaw	12,132,323	98.1%	238,085	1.9%	1,777,491

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Approval of non-binding resolution	11,727,270	94.8%	329,879	2.7%	313,257	2.5%	1,777,491
approving the compensation of
the named executive officers

									Broker
Action	3 Years	%	2 Years	%	1 Year	%	Abstain	%	Non-Votes
Set frequency of non-	5,814,114	47.0%	338,816	2.7%	5,807,561	46.9%	409,914	3.3%	1,777,492
binding shareholder vote
on compensation of the
named executive officers

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Approval of SFNC Employee	11,997,964	97.0%	78,656	0.6%	293,787	2.4%	1,777,491
Stock Purchase Plan

Ratify the Audit & Security	13,768,848	97.3%	28,216	0.2%	350,834	2.5%	--
Committee’s selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 22, 2011	Robert A. Fehlman, Executive Vice President and Chief Financial Officer